                                                                    Exhibit 10.2

                 [GERARD KLAUER MATTISON & CO., INC. LETTERHEAD]



                                                              May 20, 1999


Just Toys, Inc.
c/o Donald Shack, Esq.
Shack and Siegel, P.C.
530 Fifth Avenue
New York, New York 10036

Gentlemen:

Pursuant to our earlier conversation, we have agreed that Gerard Klauer Mattison & Co., Inc. shall receive a fee of $150,000 for arranging the financing for the 4Kidz acquisiton, which fee shall be due and payable upon the closing of such transaction.

We have further agreed that the exercise price for our 250,000 warrants (as adjusted for the reverse stock split) will be re-set from $2.00 to $1.00. Please acknowledge your agreement and understanding with the foregoing by signing a copy of this letter in the space indicated below and returning it to my attention. Thank you.

                                                      Sincerely,

                                                      /s/ Dominic A. Petito


                                                      Dominic A. Petito
                                                      Senior Managing Director

Acknowledged and Agreed:

JUST TOYS, INC.


By: /s/ Barry Shapiro
    -------------------